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                                                                    Exhibit 23.2



                        Consent of Independent Auditors




We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.


                                             /s/ KPMG LLP

                                             KPMG LLP



Stamford, Connecticut
October 4, 1999